SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): May 05, 2005

                         Commission File No.: 000-28375

                            SILVERADO FINANCIAL INC.
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             (Exact name of registrant as specified in its charter)

            Nevada                                        86-0824125
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                      5976 W. Las Positas Blvd., Suite 116
                              Pleasanton , CA 94588
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                    (Address of principal executive offices)

                                 (925) 227-1500
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                            (Issuer telephone number)

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                   (Former name, if changed since last report)

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                 (Former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act
   (17 CFR 240.13e-4(c))


Item 1.01 - Entry into a Material Definitive Agreement

     Acquisition of CoreOne Mortgage and Liberty Settlement

On May 05, 2005, Silverado Financial, Inc. entered into agreements "Exhibit A attached hereto and incorporated herein by reference" to acquire all of the outstanding stock of CoreOne-Liberty Mortgage, Inc. and fifty percent (50%) of Liberty Settlement LLC ("CoreOne-Liberty") from their co-founders Russell Ford and Steven Nelson. The agreement provided for the payment of $62,672.73 cash, 1,000,000 worth of Series C Convertible Preferred shares, convertible into the common stock of Silverado Financial between December 31, 2005 and January 15, 2006, for not less than $1,000,000 of Silverado's common stock, an 8% Promissory Note with monthly payments of principal and interest over 36 months.

Item 2.01 - Completion of Acquisition or Disposition of Assets

     Acquisition of CoreOne Mortgage and Liberty Settlement

On May 05, 2005 the Company completed the acquisition of all of the issued and outstanding stock of CoreOne Mortgage, Inc. and fifty percent (50%) of the issued and outstanding shares of Liberty Settlement LLC ("CoreOne-Liberty"), as described above in Item 1.01 Entry into a Material Definitive Agreement -Acquisition of CoreOne- Mortgage and Liberty Settlement. The total purchase price of the transaction was $62,672.73 cash (for the stock of CoreOne-Liberty), $1,000,000 worth Series C Convertible Preferred shares convertible into the common stock of Silverado Financial between December 31, 2005 and January 15, 2006, for not less than $1,000,000 of Silverado's common stock, an 8% Promissory Note with monthly payments of principal and interest over 36 months.

We acquired CoreOne from Russell Ford and Steven Nelson, both of whom entered into employment agreements with Silverado Financial, Inc., on May 05, 2005.

Audited financial statements of the acquired company for the year ending December 31, 2004 are attached hereto and incorporated herein by reference.

     Description of the Acquired Companies

Founders Russell Ford and Steven Nelson established CoreOne-Mortgage, Inc. to act as a mortgage broker for the refinance and purchase of single-family-residential mortgages. Liberty Settlement LLC is a company, which provides real estate escrow services.

As part of the transaction Russell Ford, President of CoreOne, was added to the board of directors of Silverado. During the same meeting George Bell was added as an independent director to the board of directors of Silverado. Following the consummation of the acquisition, Silverado will continue as the surviving corporation

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     a) Financial Statements

          Audited financial statements of the acquired company for the year ending December 31, 2004 as Exhibit 99.1

     b) Exhibits
Exhibit # Description
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99.1    Financial Statements

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Silverado Financial Inc.
                                               By:  /s/ John Hartman
May 12, 2005                               ----------------------------
                                                        John Hartman
                                                        President